================================================================================
                                     ANNUAL
                                     REPORT

                               SEPTEMBER 30, 1995

MAILING ADDRESS:
  SAFECO MUTUAL FUNDS
  P.O. BOX 34890
  SEATTLE, WA 98124-1890

FOR ACCOUNT INFORMATION
OR TELEPHONE TRANSACTIONS:
  NATIONWIDE: 1-800-624-5711
  SEATTLE: 545-7319
  TTY/TDD: 1-800-438-8718

                                   SAFECO
                                   TAXABLE
                                   BOND FUNDS


                                                                          SAFECO
                                                               INTERMEDIATE-TERM
                                                              U.S. TREASURY FUND

                                                                          SAFECO
                                                                       GNMA FUND

                                                                          SAFECO
                                                                      HIGH-YIELD
                                                                       BOND FUND


                                                                   [LOGO] SAFECO
                                                                    MUTUAL FUNDS
================================================================================

================================================================================

                            Performance Information
                    For the Periods Ended September 30, 1995

The performance of the Funds assumes the reinvestment of all interest and capital gains. Operating expenses have been applied to the Funds, but not to the indices. If Fund operating expenses had been applied to the indices, their values would have been lower.

================================================================================
AVERAGE ANNUAL                                                             SINCE
TOTAL RETURN                                1 YEAR         5 YEAR      INCEPTION
--------------------------------------------------------------------------------
SAFECO High-Yield
Bond Fund                                    11.43%        12.44%         9.01%*

Merrill Lynch
High-Yield Index                             16.88%        16.94%        11.88%
--------------------------------------------------------------------------------
SAFECO GNMA Fund                             11.49%          7.9          7.49%*
Merrill Lynch
GNMA Index                                   14.29%         9.53%        10.79%
--------------------------------------------------------------------------------
SAFECO Intermediate-Term
U.S. Treasury Fund                           11.07%         8.11%         7.92%*

Merrill Lynch Intermediate-
Term Treasury Index                          10.69%         8.43%         8.59%
--------------------------------------------------------------------------------

*The SAFECO Intermediate-Term U.S. Treasury and High-Yield Bond Funds' inception date was Sept. 7, 1988. The SAFECO GNMA Fund inception date was July 15, 1986.

Investment returns are historical and not predictive of future performance. The Merrill Lynch High-Yield Index, GNMA Index and Intermediate-Term Treasury Index are representative total return bench-marks for the respective funds.

================================================================================
SAFECO HIGH-YIELD BOND FUND
ILLUSTRATION OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[GRAPH 1]                                        [GRAPH APPEARS HERE COMPARING
                                                 THE TOTAL RETURN OF A $10,000
INVESTMENT VALUE AS OF SEPT. 30, 1995            INVESTMENT IN THE FUND MADE ON
                                                 THE FUND'S INCEPTION DATE AS
SAFECO HIGH-YIELD BOND FUND: $18,298*            COMPARED TO THE PERFORMANCE
                                                 OF THE APPLICABLE INDEX.]
MERRILL LYNCH HIGH YIELD INDEX: $21,936

*The Fund's inception was September 7, 1988.
Index graph comparison begins September 30, 1988.

Table of Contents
================================================================================
President's Letter                                                             2
SAFECO High-Yield Bond Fund                                                    3
SAFECO GNMA Fund                                                               8
SAFECO Intermediate-Term U.S. Treasury Fund                                   10
Financial Statements                                                          12
Notes to Financial Statements                                                 15
Report of Independent Auditors                                                21

================================================================================

=======================================================================================


=======================================================================================
SAFECO GNMA FUND
ILLUSTRATION OF A $10,000 INVESTMENT
---------------------------------------------------------------------------------------
[GRAPH 2]                                                [GRAPH APPEARS HERE COMPARING
                                                         THE TOTAL RETURN OF A $10,000
INVESTMENT VALUE AS OF SEPT. 30, 1995                    INVESTMENT IN THE FUND MADE
                                                         ON THE FUND'S INCEPTION DATE
SAFECO GNMA FUND: $19,395*                               AS COMPARED TO THE PERFORMANCE
                                                         OF THE APPLICABLE INDEX.]
MERRILL LYNCH GNMA INDEX: $23,096

*The Fund's inception was July 15, 1986.
Index graph comparison begins July 31, 1986.


=======================================================================================
SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
ILLUSTRATION OF A $10,000 INVESTMENT
---------------------------------------------------------------------------------------

[GRAPH 3]                                                [GRAPH APPEARS HERE COMPARING
                                                         THE TOTAL RETURN OF A $10,000
INVESTMENT VALUE AS OF SEPT. 30, 1995                    INVESTMENT IN THE FUND MADE
                                                         ON THE FUND'S INCEPTION DATE
SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND: $17,045*    AS COMPARED TO THE PERFORMANCE
                                                         OF THE APPLICABLE INDEX.]
MERRILL LYNCH INTERMEDIATE-TERM TREASURY INDEX: $17,808

*The Fund's inception was September 7, 1988.
Index graph comparison begins September 30, 1988.


=======================================================================================

================================================================================

                           Letter from the President
                                November 1, 1995


Dear Shareholders:

     As it was in 1994, so it has been in 1995: The health of the U.S. economy is the theme driving the financial markets.

     The marked difference between the two years is the change in investor perception of the economy.

[PHOTO] DAVID F. HILL

     Investors now seem to see the economy as growing at healthy, sustainable levels with little inflationary pressure. This change in attitude, coupled with the concept of declining interest rates, has brought surprising strength to both the bond and stock markets.

     The stock market as measured by the S&P Index climbed 29.71% in the 12 months ending September 30, 1995. The bond market as measured by the Lehman Brothers Government/Corporate Index returned 14.35% over the same period. These gains far outpace historical averages.

     The slow domestic economic growth, low inflation and falling interest rates that we are experiencing creates an environment that is traditionally beneficial for bonds. The same circumstances are generally positive for the stocks of companies that are able to grow their earnings. Companies whose earnings don't meet analysts' expectations are likely to disappoint investors. In this climate, stock picking ability is critical to good performance.

     Beyond that, it's not our practice to prognosticate. We don't believe we can predict short-term trends or be successful timing the market. So, we try to stay fully invested in the best positions at the best prices we can find.

     We urge investors to take a longer view to investing as well.

     Our advice is, as always, don't try to divine what the market will do tomorrow or next month. Concentrate instead on making sure your investment vehicles are of high quality and that they match the time horizons of your investment objectives.

     To help investors do that, we offer educational materials, including the SAFECO Mutual Funds Personal Financial Planning Program. Please call us for your free copy of this educational booklet and planning worksheets. For automated performance information, try our new menu-driven price and yield line. We've upgraded and expanded this service to provide historical performance as well as dividends and capital gain information. To access it simply dial 800-835-4391 (545-5113 in Seattle).

     As always, we truly value your continued confidence in SAFECO Mutual Funds.

Sincerely,

/s/ David F. Hill
------------------------
David F. Hill, President

================================================================================

================================================================================

                          Report from the Fund Manager
                          SAFECO High-Yield Bond Fund
                                November 1, 1995


     During the 12 months ended September 30, 1995 the high-yield market rallied in response to declining interest rates, rising stock prices and strong cash flows into high-yield mutual funds. During this period, the broad general market as represented by the Merrill Lynch High Yield Index gained 16.88%. The average return for the 108 high-yield bond funds tracked by Lipper Analytical Services was 11.76% With a total return of 11.43%, the SAFECO High-Yield Bond Fund underperformed the index and peer-group average.

     The Fund's underperformance was due primarily to two factors. First, the Fund purchases higher quality high-yield bonds. This strategy causes the Fund to underperform when the market rises, as higher quality securities tend to underperform riskier, lower quality securities when the market rallies.

     It should be noted that the converse is also true. When the high-yield market trades down, higher quality securities tend to do better than lower quality securities. This strategy of purchasing higher quality junk bonds served investors well during the high-yield market's 1994 downturn when the Fund outperformed the average high-yield fund monitored by Lipper.

     The second factor affecting performance was cash flow. The Fund experienced greater inflows than the average fund over the past 12 months. According to Lipper, high-yield mutual fund net assets increased 17%. During the period, the net assets of the Fund increased 44%. As a result, the Fund was overweighted in cash relative to its peers. And, as cash investments return less than high yield bonds, our performance suffered.

[PHOTO] KURT HAVNAER

     In light of the recent slowdown in economic activity in the U.S., we concentrated our purchases on bonds issued by companies in non-cyclical industries. Examples include UNIVERSAL HEALTH SERVICES, a hospital operator; FLAGSTAR, the operator of Denny's Restaurants; OWENS-ILLINOIS, a glass and plastic container manufacturer; and APPLIED EXTRUSION TECHNOLOGIES, a manufacturer of flexible packaging for food products such as candy bars and potato chips.

     At September 30, the Fund held bonds issued by 71 different companies in 34 different industries.

     Given an outlook for a moderation in economic growth, we anticipate a continued focus on bonds issued by companies in industries that are not highly sensitive to the economic cycle.

     Most economists expect inflation to remain subdued and economic growth to be slow over the next few quarters. Interest rates are expected to stabilize or decline in this slow growth, low inflation environment. The outlook for the high-yield market in this environment is positive for two reasons. First, demand for high-yield bonds should be strong as investors, stretching for higher yields, continue to invest money into high-yield funds. Second, credit quality should not deteriorate significantly as moderate economic growth will prevent corporate earnings and cash flows from declining rapidly.

                                                       (Continued on next page.)


================================================================================

================================================================================

                                   Highlights
                               SAFECO High-Yield
                                   Bond Fund
                            As of September 30, 1995


================================================================================
SAFECO HIGH-YIELD BOND FUND
S&P CREDIT RATING DISTRIBUTION
AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 4]
                                               [PIE CHART APPEARS HERE]

CCC: 1.1%

D: 0.7%

NOT RATED: 1.2%

CASH AND OTHER ASSETS, LESS LIABILITIES: 9.6%

BBB: 4.1%

================================================================================
SAFECO HIGH-YIELD BOND FUND
TOP FIVE INDUSTRIES AS A PERCENT OF NET ASSETS
AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 5]
                                               [BAR CHART APPEARS HERE]

Containers: 6.3%

Miscellaneous: 5.9%

Broadcast Media: 5.3%

Oil & Gas: 5.2%

Retail Grocers: 5.2%

CURRENT YIELD (30-DAY)                                                     9.35%
================================================================================
WEIGHTED AVERAGE MATURITY (IN YEARS)                                        7.75

            Report from the High-Yield Bond Fund Manager (Continued)

     The longer-term outlook for the high-yield market is mixed as the economy may fall into a recession at the end of 1996, or early 1997. Should economic activity deteriorate meaningfully, corporate earnings and cash flows would decline, resulting in a weakening of credit quality and an increase in default rates. In this environment, high-yield returns would be negatively impacted by declining high-yield bond prices. To reduce return volatility and protect against the decline in credit quality that would result from a recession, the Fund will continue its long-standing strategy of purchasing higher-quality junk bonds and diversifying by both issuer and industry.


/s/ Kurt Kavnaer
------------------------------------------
Kurt Havnaer, High-Yield Bond Fund Manager
--------------------------------------------------------------------------------

     Kurt Havnaer joined SAFECO Asset Management in 1991 as a fixed income securities analyst. He became fund manager in January, 1995. Mr. Havnaer holds an M.B.A. from Seattle University and a B.A. from the University of Washington. He is a Certified Public Accountant as well as a Chartered Financial Analyst.

================================================================================

================================================================================


TOP FIVE HOLDINGS                                          PERCENT OF NET ASSETS
================================================================================
Owens-Illinios, Inc.                                                        3.9%
     (Containers)
ADT Operations, Inc.                                                        2.7%
     (Electronic Security Systems)
Century Communications Corp.                                                2.6%
     (Cable Television Operator)
John Q. Hammons Hotels                                                      2.4%
     (Hotel Operator)
Southland Corp.                                                             1.8%
     (Retail Specialty Stores)

TOP FIVE PURCHASES (APRIL THROUGH SEPT.)                                    COST
================================================================================
HMH Properties, Inc.                                                    $963,370
Applied Extrusion Technologies, Inc.                                     538,750
Crown Central Petroleum Corp.                                            528,750
IMO Industries, Inc.                                                     516,875
Owens-Illinios, Inc.                                                     508,750

TOP FIVE PERFORMERS (APRIL THROUGH SEPT.)                         PERCENT RETURN
================================================================================
Parisian, Inc.                                                             20.9%
     (Retail Department Stores)
International Semi-Tech Microelectronics, Inc.                             20.5%
     (Consumer Durables Distributor)
*Foodmaker                                                                 14.5%
     (Restaurant/Food Services)
Beazer Homes USA, Inc.                                                     10.7%
     (Homebuilder)
Continental Homes Holding Corp.                                            10.6%
     (Homebuilder)

BOTTOM FIVE PERFORMERS (APRIL THROUGH SEPT.)                      PERCENT RETURN
================================================================================
*ANACOMP, Inc.                                                            -25.4%
     (Micrographics Products and Services)
Penn Traffic Co.                                                          -11.2%
     (Grocery Stores)
Anchor Glass Container Corp.                                               -9.7%
     (Containers)
Musicland Group                                                            -6.7%
     (Retail Specialty Stores)
Atlantis Group, Inc.                                                       -6.1%
     (Plastics Manufacturer)
--------------------------------------------------------------------------------

*Security sold, no longer in Portfolio.


                            Portfolio of Investments
                          SAFECO High-Yield Bond Fund
                            As of September 30, 1995


PRINCIPAL AMOUNT (000'S)                                    MARKET VALUE (000'S)
================================================================================
CORPORATE BONDS - 90.4%
ADVERTISING - 1.4%
    $  500      Heritage Media Corp.
                11.00%, due 10/01/02                                        $531

AGRICULTURE/FERTILIZER PRODUCTS - 1.3%
       500      Arcadian Partners, L.P.  10.75%, due 5/01/05                 525

AUTOS - 1.4%
       500      Exide Corp.  10.75%, due 12/15/02                            531

BEVERAGE - 1.3%
       500      Coca-Cola Bottling Group (Southwest), Inc.
                9.00%, due 11/15/03                                          495

BROADCAST MEDIA - 5.3%
       250      Cablevision Systems Corp.
                10.75%, due 4/01/04                                          263

     1,000      Century Communications Corp.
                9.50%, due 3/01/05                                         1,003
       250    - Sinclair Broadcast Group, Inc.
                10.00%, due 9/30/05                                          254

       500      Young Broadcasting, Inc.
                11.75%, due 11/15/04                                         555

CHEMICALS - 3.0%
       500      Atlantis Group, Inc.  11.00%, due 2/15/03                    465
       175    - OSI Specialties, Inc.   9.25%, due 10/01/03                  191
       500      UCC Investors Holding, Inc.
                10.50%, due 5/01/02                                          515

COMMERCIAL SERVICES - 1.3%

       500    - Primark Corp.  8.75%, due 10/15/00                           508
CONGLOMERATES - 1.3%
       500      Figgie International, Inc.
                9.875%, due 10/01/99                                         502
--------------------------------------------------------------------------------

                       See Notes to Financial Statements
================================================================================

================================================================================

                            PORTFOLIO OF INVESTMENTS
                    SAFECO HIGH-YIELD BOND FUND (CONTINUED)
                            As of September 30, 1995


PRINCIPAL AMOUNT (000'S)                                    MARKET VALUE (000'S)
================================================================================
CONTAINERS - 6.3%
    $  500    - Anchor Glass Container Corp.
                9.875%, due 12/15/08                                      $  407
       500    - Applied Extrusion Technologies, Inc.
                11.50%, due 4/01/02                                          535
     1,500      Owens-Illinois, Inc. 9.75%, due 8/15/04                    1,537

COSMETICS - 1.3%
       500    - Coty, Inc.  10.25%, due 5/01/05                              523

ELECTRONICS - 2.6%
       500    - IMO Industries, Inc. 12.00%, due 11/01/01                    514
       500      Plantronics, Inc. 10.00%, due 1/15/01                        507

ENTERTAINMENT - 4.0%
       500      ACT III Theatres  11.875%, due 2/01/03                       529
       500    - Alliance Entertainment Corp.
                11.25%, due 7/15/05                                          500
       500      AMC Entertainment, Inc.
                12.625%, due 8/01/02                                         555

FINANCIAL - 3.9%
       500      Comdata Network, Inc.
                12.50%, due 12/15/99                                         559
       500    - Scotsman Group, Inc. 9.50%, due 12/15/00                     490
       500      Western Financial Savings Bank
                8.50%, due 7/01/03                                           499

FOOD - 1.3%
       500      Chiquita Brands International
                10.50%, due 8/01/04                                          515

GAMING - 3.7%
       500      Aztar Corp.  11.00%, due 10/15/02                            476
       500    - Bally's Park Place, Inc. 9.25%, due 3/15/04                  486
       500      Station Casinos, Inc.  9.625%, due 6/01/03                   475

HOME BUILDING - 3.9%
       500      Beazer Homes USA, Inc.
                9.00%, due 3/01/04                                           465
       500      Continental Homes Holding Corp.
                12.00%, due 8/01/99                                          520
       300      K. Hovnanian Enterprises
                11.25%, due 4/15/02                                          278
       250      Toll Brothers, Inc.  10.50%, due 3/15/02                     257

HOSPITAL MANAGEMENT - 4.0%
       500      ORNDA Healthcorp  12.25%, due 5/15/02                        550
       500      Tenet Healthcare Corp.
                9.625%, due 9/01/02                                          528
       500    - Universal Health Services, Inc.
                8.75%, due 8/15/05                                           488

HOTELS/MOTELS- 4.9%
       500    - HMH Properties, Inc.  9.50%, due 5/15/05                     490
     1,000      John Q. Hammons Hotels
                8.875%, due 2/15/04                                          930
       500    - La Quinta Inns, Inc.  9.25%, DUE 5/15/05                     518

INSURANCE - 1.3%
       500      American Financial  9.75%, due 4/20/04                       498

MACHINERY - 0.7%
       500      International Semi-Tech Microelectronics, Inc.
                0.00%/11.50%, due 8/15/03                                    265

MANUFACTURING - 1.2%
       500      Plastic Specialties and Technologies, Inc.
                11.25%, due 12/01/03                                         452

MISCELLANEOUS - 5.9%
     1,000      ADT Operations, Inc.  9.25%, due 8/01/03                   1,045
       365      Foamex, L.P.  9.50%, due 6/01/00                             365
       500      International Shipholding Corp.
                9.00%, due 7/01/03                                           493
       500      US Leather, Inc.  10.25%, due 7/31/03                        415


                       See Notes to Financial Statements
================================================================================

================================================================================

                            PORTFOLIO OF INVESTMENTS
                    SAFECO HIGH-YIELD BOND FUND (CONTINUED)
                            As of September 30, 1995


PRINCIPAL AMOUNT (000'S)                                    MARKET VALUE (000'S)
================================================================================
OFFICE EQUIPMENT & SUPPLIES - 0.7%
    $  296      ANACOMP, Inc. 12.25%, due 10/26/97                       $   295

OIL & GAS - 5.2%
       500    - Crown Central Petroleum Corp.
                10.875%, due 2/01/05                                         525

       500      Giant Industries, Inc.  9.75%, due 11/15/03                  492
       500      Mesa Capital Corp.
                0.00%/12.75%, due 6/30/98                                    463

       500      Nuevo Energy Co.  12.50%, due 6/15/02                        544

PAPER & FOREST PRODUCTS - 1.4%
       500      Stone Container Corp.
                11.875%, due 12/01/98                                        539

REAL ESTATE - 1.3%
       500      Ryland Group 10.50%, due 7/15/02                             501

RESTAURANTS - 1.2%
       500    - Flagstar Cos., Inc.  10.75%, due 9/15/01                     466

RETAIL - DEPARTMENT STORES - 1.7%
       250      Loehmann's Holdings  13.75%, due 2/15/99                     251
       500      Parisian, Inc.  9.875%, due 7/15/03                          420

RETAIL - GROCERS - 5.2%
       398      Grand Union Co.  11.25%, due 7/15/00                         382
       500      Penn Traffic Co.  9.625%, due 4/15/05                        410
       500      Safeway, Inc. 9.30%, due 2/01/07                             545
     1,000      Southland Corp.  4.50%, due 6/15/04                          708

RETAIL - OTHER - 3.0%
       500      Musicland Group  9.00%, due 6/15/03                          399
                Petroleum Heat & Power Co.
       500      12.25%, due 2/01/05                                          540
       250      9.375%, due 2/01/06                                          232

STEEL - 2.8%
       500      Armco, Inc.  9.375%, due 11/01/00                            493
       600      Weirton Steel Corp.  10.875%, due 10/15/99                   607

TEXTILES - 1.5%
       500      Fieldcrest Mills, Inc.
                11.25%, due 6/15/04                                          521
        84      JPS Textile Group, Inc.
                10.25%, due 6/01/99                                           71

TRANSPORTATION - 1.7%
       479      Delta Air Lines, Inc.  9.875%, due 4/30/08                   543
       113      Worldcorp, Inc.  13.875%, due 8/15/97                        110

Utilities - 3.4%
       457      Beaver Valley Funding Corp.
                8.625%, due 6/01/07                                          410
       500      First PV Funding  10.15%, due 1/15/16                        518
       402      Midland Cogeneration Venture, L. P.
                10.33%, due 7/23/02                                          419
                                                                         -------
TOTAL CORPORATE BONDS                                                     35,406
                                                                         -------
SHORT-TERM INVESTMENTS - 4.9%

INVESTMENT COMPANIES:
         3      Short-Term Investments Co.
                (Prime Portfolio)                                              3

U.S. AGENCY NOTES:
     1,939      Federal Home Loan Mortgage Corp.
                6.30%, due 10/02/95                                        1,939
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS                                               1,942
                                                                         -------
TOTAL INVESTMENTS - 95.3%                                                 37,348
Other Assets, less Liabilities                                             1,830
                                                                         -------
NET ASSETS                                                               $39,178
                                                                         =======
--------------------------------------------------------------------------------


                       See Notes to Financial Statements
================================================================================

================================================================================

                          Report From The Fund Manager
                                SAFECO GNMA Fund
                                November 1, 1995


     For the 12 months ended September 30, 1995, the SAFECO GNMA Fund returned 11.49%. The average total return posted by GNMA Funds was 12.59% according to Lipper Analytical Services while the Merrill Lynch GNMA Index posted 14.29%.

     Poor results from the fourth quarter 1994 held our 12-month performance below that of the index and peer group. At that time, the Fund was overweighted in intermediate-term securities, the sector most heavily battered in 1994.

     The last six months however have been great for all bond market participants, including your Fund. Bonds continued to rally as interest rates continued to decline.

     As has been the case most of this year - and as happens when markets rally
- the longer, lower coupon (discount) bonds performed best. In the mortgage market, the 30-year sector outperformed both the 15-year and the five- and seven-year balloon mortgage sectors. Of bonds with equal maturities, the lower coupons outperformed higher fixed-coupons.

     (Bonds with coupons that bear less than the market rate sell at a discount. Because the rates associated with discount bonds are already low, they are typically not called in and refinanced when rates fall. Thus, they maintain the appreciation potential associated with their maturity.)

     Of the three predominant types of mortgage pass-through securities, GNMAs provided slightly better total returns than similar FHLMC or FNMA securities.

     At last report I had sold the intermediate securities that cost us dearly and repositioned the portfolio into a "barbell" composed of very-long and very-short maturities. I've since dismantled the shorter end of the barbell. I sold or allowed to mature the 18.2% of net assets we'd invested in agency discount notes and cash.

[PHOTO] Paul Stevenson

     I invested the proceeds into 30-year 7% and 7 1/2% GNMA pass-throughs, bringing the fund's duration, coupon and maturity profiles more in line with the Merrill Lynch GNMA Index. On September 30, the effective duration (sensitivity to interest rates) for the SAFECO GNMA Fund was 4.7 versus 4.6 for the index, and the average coupon was 7.70% versus 8.03%.

     I intend to maintain the portfolio's average life close to that of the broad market as depicted by the Merrill Lynch GNMA Index, while actively managing our assets among the most attractive mortgage sectors.

     As the portfolio stands now, the Fund is fully invested in 30-year GNMA pass-through securities. Approximately 39% of net assets are in seasoned premiums (older mortgage-backs paying 8% and above that are less likely to be refinanced due to their age). About 22% of net assets are in 7.5% coupons, and the remaining 39% is in discount GNMA pass-throughs with coupons of and below 7%.

     I've tried to balance the portfolio investments in the mortgage sectors that will provide the best value given the current and projected economic and interest rate outlooks.

     The Fed currently seems to be in a holding pattern . Most likely they will not ease interest rates until they

================================================================================

================================================================================

receive confirmation that moderate growth and low inflation will hold, and have digested the implications of the Congressional budget negotiations.

     In this economic and policy environment I expect interest rates to be fairly tame with a slight bias towards lower rates. I believe bond market participants in general should expect excellent performance through year-end. Mortgage-backed securities, in particular, will do well if interest rates stay relatively flat. If interest rates drop significantly, mortgage-backs would lag the corporate and Treasury markets due to investor's preference for these more call-protected alternatives.


/s/ Paul Stevenson
---------------------------------
Paul Stevenson, GNMA Fund Manager

     Paul Stevenson joined SAFECO in 1986 as mortgage securities analyst. He became GNMA Fund manager in 1988. Stevenson has a Bachelor of Arts in finance from Washington State University and is a Chartered Financial Analyst.


                            Portfolio of Investments
                                SAFECO GNMA Fund
                            As of September 30, 1995

PRINCIPAL AMOUNT (000'S)                                    MARKET VALUE (000'S)
================================================================================
U.S. GOVERNMENT AND AGENCY SECURITIES - 99.2%

Government National Mortgage Association (GNMA) - 99.2%
          $    30       11.00%, due 9/15/15                              $    33
               41       10.25%, due 1/15/21                                   45
            4,008        9.50%, due 4/15/16 - 2/20/21                      4,292
            1,077        9.00%, due 8/15/11 - 9/15/11                      1,114
            6,277        8.50%, due 2/20/17 - 5/20/22                      6,506
            5,039        8.00%, due 6/15/21 - 12/15/22                     5,191
            9,672        7.50%, due 9/15/22 - 4/20/23                      9,750
           14,561        7.00%, due 4/15/23 - 3/15/24                     14,387
            2,478       -6.50%, due 10/15/23 - 4/15/24                     2,390
                                                                         -------
TOTAL U.S. GOVERNMENT
AND AGENCY SECURITIES                                                     43,708
                                                                         -------
SHORT-TERM INVESTMENTS  -0.5%
INVESTMENT COMPANIES:

              207        Short-Term Investments Co.
                         (Prime Portfolio)                                   207
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS                                                 207
                                                                         -------
TOTAL INVESTMENTS - 99.7%                                                 43,915
Other Assets, less Liabilities                                               140
                                                                         -------
NET ASSETS                                                               $44,055
                                                                         =======
--------------------------------------------------------------------------------

- New to Portfolio since last Report.


                        See Notes to Financial Statements
================================================================================

================================================================================


                                   Highlights
                            As of September 30, 1995

================================================================================
SAFECO GNMA Fund
CURRENT 30-DAY YIELD
FOR THE YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 6]

SAFECO GNMA FUND

This graph depicts the average 30-day current yield at month-end for the SAFECO GNMA Fund.


================================================================================
SAFECO Intermediate-Term
U.S. Treasury Fund
CURRENT 30-DAY YIELD
FOR THE YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 7]

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

This graph depicts the average 30-day current yield at month-end for the SAFECO Intermediate-Term U.S. Treasury Fund.

These graphs represent historical data and are not predictive of future yields.


                          Report from the Fund Manager
                            SAFECO Intermediate-Term
                               U.S. Treasury Fund
                                November 1, 1995


     Interest rates continued their dramatic fall during the spring and summer months; relegating the bear market of 1994 to a vague, unpleasant memory, and providing your Fund with robust returns.

     For the 12 months ended September 30, 1995, the SAFECO Intermediate-Term U.S. Treasury Fund returned 11.07%. Meanwhile, the average return of intermediate-term treasury funds was 10.54% according to Lipper Analytical Services, and the Merrill Lynch Intermediate-Term Treasury Index returned 10.69%. For the 6 months just ended, the Fund was up 7.40%.

     Extending our average maturity from 5.2 years on March 31 to around 7 years on September 30 and holding 10-year strips (also known as zero-coupon bonds) helped the Fund outperform its benchmarks.

     Early in the third quarter, we sold 2-, 4- and 8-year treasury notes and bought 10-year strips. The latter are so called because the interest payment is stripped away from the bond. The holder owns only the right to collect the principal value at maturity. Strips, which are sold at deep discounts because they provide no income stream, appreciate faster than traditional securities when the bond market rallies, as it has so far in 1995. (Strips also fall faster when the market turns downward.)

     On September 30, about 19.8% of net assets were invested in U.S. Treasury strips. Our average maturity of 7 years was longer than the broad market's 3.7 years as represented by the Merrill Lynch Intermediate-Term Treasury Index.

     The portfolio reflects the more cheerful outlook that has replaced last year's fears. Indeed, inflation

================================================================================

================================================================================

[PHOTO]   Michael C. Knebel


pressures seem to have subsided as indicated by slowdowns in employment growth and consumer spending, and as validated by the Federal Reserve Board's July 6th lowering of the Fed Funds rate.

     With that lowering, the Fed signaled to bond investors that it expects slower, more sustainable economic growth, with little risk of inflation above the 3% level. Such an environment should be very constructive for the financial markets in general, and for bond investors in particular.

     Our portfolio is positioned to take advantage of this optimistic scenario. Its longer maturity profile should allow the Fund to appreciate further, should rates continue their gradual descent.


/s/MICHAEL C. KNEBEL

Michael C. Knebel,
Intermediate-Term U.S. Treasury Fund Manager
-------------------------------------------------------------------------------
Mike Knebel has managed bond portfolios for SAFECO since 1989. Before that he managed municipal bond and money market funds for Lutheran Brotherhood. He earned his M.B.A. in Finance from the University of Minnesota, and he is a Chartered Financial Analyst.


--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                            SAFECO INTERMEDIATE-TERM
                               U.S. TREASURY FUND
                            As of September 30, 1995

PRINCIPAL AMOUNT (000's)                                    MARKET VALUE (000's)
================================================================================
U.S. GOVERNMENT SECURITIES - 98.9%

U.S. TREASURY NOTES - 79.1%
     $  750   8.50%, due 4/15/97                                       $     779
      1,925   7.75%, due 2/15/01                                           2,073
        800   7.50%, due 11/15/01                                            857
      6,475   6.25%, due 2/15/03                                           6,509
        670   6.00%, due 10/15/99                                            671
U.S. TREASURY STRIPS - 19.8%
      4,995   0.00%, due 5/15/05                                           2,730
                                                                       ---------
TOTAL U.S. GOVERNMENT SECURITIES                                          13,619
                                                                       ---------
SHORT-TERM INVESTMENTS - 0.5%
INVESTMENT COMPANIES:
         66   Short-Term Investments Co.
              (Prime Portfolio)                                               66
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS                                                  66
                                                                       ---------
TOTAL INVESTMENTS - 99.4%                                                 13,685
Other Assets, less Liabilities                                                89
                                                                       ---------
NET ASSETS                                                             $  13,774
                                                                       =========
--------------------------------------------------------------------------------


                                               See Notes to Financial Statements

================================================================================

================================================================================


                      STATEMENTS OF ASSETS AND LIABILITIES
                            As of September 30, 1995

                                                                      SAFECO                                      SAFECO
                                                                  HIGH-YIELD           SAFECO          INTERMEDIATE-TERM
(In Thousands, Except Per-Share Amounts)                           BOND FUND        GNMA FUND         U.S. TREASURY FUND
========================================================================================================================
ASSETS
  Investments, at Value:
    U.S. Government and Agency Obligations
      (Identified Cost $42,719 and $13,263, respectively)                            $ 43,708                  $ 13,619
    Corporate Bonds (Identified Cost $34,816)                      $ 35,406                --                        --
    Short-Term Investments                                            1,942               207                        66
                                                                   --------          --------                  --------
      Total Investments                                              37,348            43,915                    13,685

  Receivables
    Interest                                                            978               275                       140
    Capital Stock Sold                                                  990                --                         1
                                                                   --------          --------                  --------
      Total Assets                                                   39,316            44,190                    13,826
                                                                   --------          --------                  --------
LIABILITIES
  Payables
    Dividends                                                           100                70                        32
    Investment Advisory Fees                                             19                22                         6
    Capital Stock Redeemed                                               --                21                        --
    Other                                                                19                22                        14
                                                                   --------          --------                  --------

      Total Liabilities                                                 138               135                        52
                                                                   --------          --------                  --------
Net Assets                                                         $ 39,178          $ 44,055                  $ 13,774
                                                                   ========          ========                  ========
Shares Outstanding (Note 2)                                           4,511             4,664                     1,346
                                                                   ========          ========                  ========
Net Asset Value Per Share
  (Net Assets Divided by Shares Outstanding)                       $   8.68          $   9.45                  $  10.24
                                                                   ========          ========                  ========
------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements

===============================================================================

                            STATEMENTS OF OPERATIONS
                      For the Year Ended September 30, 1995

                                                            SAFECO                                                 SAFECO
                                                        HIGH-YIELD                   SAFECO             INTERMEDIATE-TERM
(In Thousands)                                           BOND FUND                GNMA FUND            U.S. TREASURY FUND
=========================================================================================================================
INVESTMENT INCOME
Interest                                                   $ 3,322                 $ 3,285                        $   846

EXPENSES
  Investment Advisory Fees (Note 5)                            206                     276                             71
  Shareholder Servicing Fees (Note 5)                           78                     120                             33
  Legal and Auditing Fees                                       13                      14                             13
  Custodian Fees                                                11                      14                              2
  Loan Interest Expense                                          9                       2                             --
  Reports to Shareholders                                        3                       7                              2
  Trustees' Fees                                                 6                       5                              5
                                                           -------                 -------                        -------
     Total Expenses                                            326                     438                            126
                                                           -------                 -------                        -------
NET INVESTMENT INCOME                                        2,996                   2,847                            720
                                                           -------                 -------                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investment Transactions         (579)                 (1,292)                             7
  Net Change in Unrealized Appreciation (Note 4)             1,459                   3,055                            638
                                                           -------                 -------                        -------
NET GAIN ON INVESTMENTS                                        880                   1,763                            645
                                                           -------                 -------                        -------
Net Change in Net Assets Resulting from Operations         $ 3,876                 $ 4,610                        $ 1,365
                                                           =======                 =======                        =======
-------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements

===============================================================================

===============================================================================

                       STATEMENTS OF CHANGES IN NET ASSETS
                         For the Year Ended September 30

                                                      SAFECO                                              SAFECO
                                                  HIGH-YIELD                    SAFECO         INTERMEDIATE-TERM
                                                   BOND FUND                 GNMA FUND        U.S. TREASURY FUND
                                       ---------------------     ---------------------     ---------------------
(In Thousands)                             1995         1994         1995         1994         1995         1994
================================================================================================================
OPERATIONS
Net Investment Income                  $  2,996     $  2,842     $  2,847     $  3,439     $    720     $    720
  Net Realized Gain (Loss) on
  Investment Transactions                  (579)         (76)      (1,292)      (1,263)           7         (368)
  Net Change in
  Unrealized Appreciation                 1,459       (2,053)       3,055       (4,476)         638       (1,044)
                                       --------     --------     --------     --------     --------     --------
  Net Change in Net Assets
    Resulting from Operations             3,876          713        4,610       (2,300)       1,365         (692)
DIVIDENDS TO SHAREHOLDERS FROM
  Net Investment Income                  (2,996)      (2,842)      (2,847)      (3,439)        (720)        (720)

TRUST SHARE TRANSACTIONS                 11,084        1,050       (3,884)     (10,805)        (238)          73
                                       --------     --------     --------     --------     --------     --------
TOTAL CHANGE IN NET ASSETS               11,966       (1,079)      (2,121)     (16,544)         407       (1,339)

NET ASSETS AT BEGINNING OF PERIOD        27,212       28,291       46,176       62,720       13,367       14,706
                                       --------     --------     --------     --------     --------     --------
Net Assets at End of Period            $ 39,178     $ 27,212     $ 44,055     $ 46,176     $ 13,774     $ 13,367
                                       ========     ========     ========     ========     ========     ========

----------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
INCREASE (DECREASE) IN TRUST SHARES
 Sales                                    7,306        8,935          927        1,338          431          426
 Reinvestments                              190          167          215          259           37           39
 Redemptions                             (6,168)      (8,987)      (1,582)      (2,745)        (495)        (462)
                                       --------     --------     --------     --------     --------     --------
 Net Change                               1,328          115         (440)      (1,148)         (27)           3
                                       ========     ========     ========     ========     ========     ========
INCREASE (DECREASE) IN AMOUNTS
 Sales                                 $ 62,147     $ 80,820     $  8,523     $ 12,898     $  4,265     $  4,361
 Reinvestments                            1,463        1,499        1,976        2,466          374          402
 Redemptions                            (52,526)     (81,269)     (14,383)     (26,169)      (4,877)      (4,690)
                                       --------     --------     --------     --------     --------     --------
 Net Change                            $ 11,084     $  1,050     $ (3,884)    $(10,805)    $   (238)    $     73
                                       ========     ========     ========     ========     ========     ========


                       See Notes to Financial Statements

===============================================================================

===============================================================================

                         NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     SAFECO High-Yield Bond Fund, SAFECO GNMA Fund, and SAFECO Intermediate-Term U.S. Treasury Fund (together "the Funds") are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     The SAFECO GNMA Fund was previously known as the SAFECO U.S. Government Securities Fund. Effective January 31, 1994, the name of the Fund was changed to the SAFECO GNMA Fund in order to more precisely describe the Fund and the type of securities which it intends to primarily hold.

     SECURITY VALUATION. Investment securities are stated on the basis of valuations provided by a pricing service, which uses information with respect to transactions in securities, quotations from securities dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are valued at amortized cost.

     SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. The cost of the portfolio is the same for financial statement and federal income tax purposes. Realized gains and losses from security transactions are determined using the identified cost basis.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Securities purchased on a when-issued or delayed basis may be settled a month or more after the trade date. The securities purchased are carried in the portfolio at market value and are subject to market fluctuation during this period. These securities begin earning interest on the settlement date. As commitments to purchase when-issued securities become fixed, a Fund establishes a segregated asset account equal to the total obligation.

     INCOME RECOGNITION. Interest is accrued on portfolio investments daily.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions, if any, are normally distributed to shareholders at the end of September and December.

     FEDERAL INCOME AND EXCISE TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.


===============================================================================

===============================================================================

2.   TRUST SHARE INFORMATION
     (As of September 30, 1995)

                                                           SAFECO                                    SAFECO
                                                       HIGH-YIELD          SAFECO         INTERMEDIATE-TERM
                                                        BOND FUND       GNMA FUND        U.S. TREASURY FUND
===========================================================================================================
Trust Shares Authorized                                 Unlimited       Unlimited                 Unlimited
Par Value Per Share                                       $  .001         $  .001                   $  .001
Paid in Capital                                           $39,959         $46,706                   $13,779
-----------------------------------------------------------------------------------------------------------

3.   ACCUMULATED UNDISTRIBUTED CAPITAL LOSS

     The Funds had the following amounts of accumulated undistributed net realized loss on investment transactions at September 30, 1995. For federal income tax purposes, these represent capital loss carryforwards which expire as follows:

                                                        AMOUNTS                 EXPIRATION DATES
================================================================================================
SAFECO High-Yield Bond Fund                            $ (1,371)                       1998-2003
SAFECO GNMA Fund                                         (3,640)                       1996-2003
SAFECO Intermediate-Term U.S. Treasury Fund                (361)                            2002
------------------------------------------------------------------------------------------------



===============================================================================

===============================================================================

4.   INVESTMENT TRANSACTIONS

                                                                               SAFECO                                    SAFECO
                                                                           HIGH-YIELD             SAFECO      INTERMEDIATE-TERM
(In Thousands)                                                              BOND FUND          GNMA FUND     U.S. TREASURY FUND
================================================================================================================================
Purchases for the Year Ended September 30, 1995
  (including $0, $55,819, and $16,030, respectively,
  of U.S. Government obligations)                                          $ 17,808              $ 55,819              $ 16,030
                                                                           ========              ========              ========
Sales for the Year Ended September 30, 1995
  (including $0, $58,799, and $16,099, respectively,
  of U.S. Government obligations)                                          $ 11,525              $ 58,799              $ 16,099
                                                                           ========              ========              ========

UNREALIZED APPRECIATION (DEPRECIATION) AT SEPTEMBER 30, 1995
Aggregate Gross Unrealized Appreciation for Investment Securities
  in Which There is an Excess of Value Over Identified Cost                $  1,312              $  1,208              $    368
Aggregate Gross Unrealized Depreciation for Investment Securities
  in Which There is an Excess of Identified Cost Over Value                    (772)                 (219)                  (12)
                                                                           --------              --------              --------

Net Unrealized Appreciation                                                $    590              $    989              $    356
                                                                           ========              ========              ========

-------------------------------------------------------------------------------------------------------------------------------

5.   INVESTMENT ADVISORY FEES AND
     OTHER TRANSACTIONS WITH AFFILIATES

     SAFECO Asset Management Company receives investment advisory fees from the Funds. For the SAFECO High-Yield Bond Fund and the SAFECO GNMA Fund, the fee is based on average daily net assets at the annual rate of 65/100 of one percent on the first $250 million declining in three levels to 35/100 of one percent on net assets over $750 million. For the SAFECO Intermediate-Term U.S. Treasury Fund the fee is based on average daily net assets at the annual rate of 55/100 of one percent on the first $250 million declining in three levels to 25/100 of one percent on net assets over $750 million. SAFECO Services Corporation receives shareholder servicing fees. At September 30, 1995, SAFECO Corporation owned 500,000 shares (or 11.1%) of the SAFECO High-Yield Bond Fund and SAFECO Insurance Company of America owned 500,000 shares (or 37.2%) of the SAFECO Intermediate-Term U.S. Treasury Fund. The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates at interest rates equivalent to commerical bank interest rates.


================================================================================

================================================================================

6.   FINANCIAL HIGHLIGHTS
     (For a Share Outstanding Throughout the Period)

     SAFECO HIGH-YIELD BOND FUND

                                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                                        ----------------------------------------------------------
                                                             1995         1994        1993        1992        1991
==================================================================================================================
NET ASSET VALUE AT BEGINNING OF PERIOD                  $    8.55   $     9.22   $    8.92   $    8.35   $    7.94

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.79         0.82        0.91        0.83        0.93
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           0.13        (0.67)       0.30        0.57        0.41
                                                        ---------   ----------   ---------   ---------   ---------
    Total from Investment Operations                         0.92         0.15        1.21        1.40        1.34
                                                        ---------   ----------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income                      (0.79)       (0.82)      (0.91)      (0.83)      (0.93)
                                                        ---------   ----------   ---------   ---------   ---------
Net Asset Value at End of Period                        $    8.68   $     8.55   $    9.22   $    8.92   $    8.35
                                                        =========   ==========   =========   =========   =========

TOTAL RETURN                                                11.43%        1.61%      14.29%      17.52%      18.18%

NET ASSETS AT END OF PERIOD (000'S)                     $  39,178   $   27,212   $  28,291   $  19,672   $  11,931
RATIO OF EXPENSES TO AVERAGE NET ASSETS                      1.01%        1.03%       1.09%       1.05%       1.11%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS         9.28%        9.26%       9.94%       9.66%      11.51%
PORTFOLIO TURNOVER RATE                                     38.03%       63.02%      50.27%      40.66%      32.46%
------------------------------------------------------------------------------------------------------------------


================================================================================

================================================================================

6.   FINANCIAL HIGHLIGHTS
     (For a Share Outstanding Throughout the Period)

     SAFECO GNMA FUND

                                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                                        ----------------------------------------------------------
                                                             1995        1994         1993        1992        1991
==================================================================================================================
NET ASSET VALUE AT BEGINNING OF PERIOD                    $  9.05     $ 10.03      $  9.95     $  9.68     $  9.16

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.60        0.60         0.67        0.73        0.78
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           0.40       (0.98)        0.08        0.27        0.52
                                                          -------     -------      -------     -------     -------

    Total from Investment Operations                         1.00       (0.38)        0.75        1.00        1.30
                                                          -------     -------      -------     -------     -------

LESS DISTRIBUTIONS
  Dividends from Net Investment Income                      (0.60)      (0.60)       (0.67)      (0.73)      (0.78)
                                                          -------     -------      -------     -------     -------

Net Asset Value at End of Period                          $  9.45     $  9.05      $ 10.03     $  9.95     $  9.68
                                                          =======     =======      =======     =======     =======

TOTAL RETURN                                               11.49%       -3.91%        7.81%      10.75%      14.72%

NET ASSETS AT END OF PERIOD (000'S)                       $44,055     $46,176      $62,720     $56,474     $42,207
RATIO OF EXPENSES TO AVERAGE NET ASSETS                      1.01%       0.95%        0.93%       0.94%       0.97%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS         6.55%       6.26%        6.71%       7.49%       8.23%
PORTFOLIO TURNOVER RATE                                    131.24%      55.12%       70.96%      24.66%      43.80%
------------------------------------------------------------------------------------------------------------------


================================================================================

================================================================================

6.   FINANCIAL HIGHLIGHTS
     (For a Share Outstanding Throughout the Period)

     SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

                                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                                        ----------------------------------------------------------
                                                             1995        1994         1993        1992        1991
==================================================================================================================
NET ASSET VALUE AT BEGINNING OF PERIOD                    $  9.74     $ 10.74      $ 10.69     $ 10.20      $ 9.83

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.55        0.52         0.60        0.72        0.75
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           0.50       (1.00)        0.49        0.54        0.37
                                                          -------     -------      -------     -------      ------
    Total from Investment Operations                         1.05       (0.48)        1.09        1.26        1.12
                                                          -------     -------      -------     -------      ------
LESS DISTRIBUTIONS
    Dividends from Net Investment Income                    (0.55)      (0.52)       (0.60)      (0.72)      (0.75)
    Distributions from Capital Gains                           --          --        (0.44)      (0.05)         --
                                                          -------     -------      -------     -------      ------
       Total Distributions                                  (0.55)      (0.52)       (1.04)      (0.77)      (0.75)
                                                          -------     -------      -------     -------      ------
Net Asset Value at End of Period                          $ 10.24     $  9.74      $ 10.74     $ 10.69      $10.20
                                                          =======     =======      =======     =======      ======

TOTAL RETURN                                                11.07%      -4.56%       10.51%      12.78%      11.80%

NET ASSETS AT END OF PERIOD (000'S)                       $13,774     $13,367      $14,706     $12,205      $9,458
RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.96%       0.90%        0.99%       0.98%       1.00%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS         5.51%       5.08%        5.52%       6.89%       7.45%
PORTFOLIO TURNOVER RATE                                    124.90%      75.46%      104.94%      37.19%       9.51%
-------------------------------------------------------------------------------------------------------------------


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
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               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE
SAFECO TAXABLE BOND TRUST

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, of the SAFECO Taxable Bond Trust (comprising, respectively, the SAFECO High-Yield Bond Fund, SAFECO GNMA Fund, and SAFECO Intermediate-Term U.S. Treasury Fund) as of September 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the SAFECO Taxable Bond Trust at September 30, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with the generally accepted accounting principles.


                                              /s/ Ernst & Young LLP


Seattle, Washington
October 26, 1995


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                                      -21-

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SAFECO TAXABLE FUNDS

BOARD OF TRUSTEES                                          BULK RATE
BOH A. DICKEY, CHAIRMAN                                   U.S. POSTAGE
BARBARA J. DINGFIELD                                          PAID
RICHARD W. HUBBARD                                           SAFECO
RICHARD E. LUNDGREN                                       INSURANCE CO.
I.D. MCCLEAN
LARRY L. PINNT
JOHN W. SCHNEIDER

OFFICERS
DAVID F. HILL, PRESIDENT
RONALD L. SPAULDING,
   VICE PRESIDENT AND TREASURER
NEAL A. FULLER,
   VICE PRESIDENT AND CONTROLLER

INVESTMENT ADVISER
SAFECO ASSET
   MANAGEMENT COMPANY

DISTRIBUTOR
SAFECO SECURITIES, INC.

TRANSFER AGENT
SAFECO SERVICES CORPORATION

CUSTODIAN
U.S. BANK OF WASHINGTON N.A.